UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

(Date of earliest event reported): July 15, 2012

LIME ENERGY CO.

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization	001-16265 (Commission File #)	36-4197337 (IRS Employer Identification No.)

16810 Kenton Drive, Suite 240, Huntersville North Carolina 28078
(Address of principal executive offices)

(704) 892-4442
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02(a)          Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On Sunday, July 15, 2012, the Audit Committee of the Board of Directors of Lime Energy Co. (the “Company”) determined that the Company’s consolidated financial statements on Form 10-K for the periods ended December 31, 2010 and December 31, 2011 and quarterly report on Form 10-Q for the period ended March 31, 2012 (the “affected financial statements”) may no longer be relied upon.  The Audit Committee made that determination based on the results of a partial internal review conducted by the Company’s management which was concluded on Friday, July 13, 2012.

Based on the results of that partial internal review the Company’s management and the Audit Committee believe that some portion of the Company’s revenue was improperly recorded.  In some cases, it appears that non-existent revenue may have been recorded.  In other cases, it appears that revenue may have been recorded earlier than it should have been.  The review did not turn up any indication of improper customer billing.

The Company cannot make a reliable estimate of the magnitude of the misreported revenue or the effects on the affected financial statements at this time; the Company does, however, currently believe that the cumulative adjustment to revenue for the affected financial statements will not exceed $15 million.  The Company does expect that the misreporting may potentially require restatement of all of the affected financial statements.

The Company, under the supervision of the Audit Committee and with the assistance of outside counsel, is currently conducting an investigation of the misreporting.

The Audit Committee and Lime’s principal financial and accounting officer have discussed the matters disclosed in this report with Lime’s independent accountants, BDO USA, LLP.

Cautionary Statement

Statements in this report that are “forward-looking statements,” including the Company’s expectations and beliefs about its recording of revenue and the effects of any misreporting on its financial statements, are based on currently available information. Terminology such as “believe,” “expect,” “intend,” “estimate,” “project,” “anticipate,” “will” or similar statements or variations of such terms are intended to identify forward-looking statements, although not all forward-looking statements contain such terms. These forward-looking are subject to a number of risks, uncertainties and other factors that could cause Lime Energy’s actual results, performance, prospects or opportunities in the remainder of 2012 and beyond to differ materially from those expressed in, or implied by, these forward-looking statements. These risks are referenced in Lime Energy’s current Annual Report on Form 10-K or as may be described from time to time in Lime Energy’s subsequent SEC filings; and such factors as incorporated by reference.

Item 9.01               Financial Statements and Exhibits.

(d)         Exhibits

99.1         Press release of Lime Energy Co. dated July 17, 2012.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LIME ENERGY CO.:

Dated: July 17, 2012	By:	/s/ Jeffrey Mistarz
Jeffrey Mistarz
Executive Vice President
Chief Financial Officer & Treasurer